Resource Capital Corp. FBR Capital Markets Fall Investor Conference December 3, 2008 Exhibit 99.1

Forward-Looking Statements
Some of the statements in this presentation constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,”
“intend,” “may,” “plan,” “potential,” “project,” “should,” “will” and “would” or the negative of these terms or other comparable terminology.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Forward-looking statements we make in this presentation are subject to various risks and uncertainties that could cause actual results to vary from our forward-looking statements, including:
The factors described in our prospectus, including those set forth under the sections captioned
“Risk Factors” and “Business;”
Our future operating results;
Our business prospects;
General volatility of the securities markets in which we invest and the market price of our common stock;
Changes in our business strategy;
Availability, terms and deployment of capital;
Availability of qualified personnel;
Changes in our industry, interest rates, the debt securities markets or the general economy;
Increased rates of default and/or decreased recovery rates on our investments;
Increased prepayments of the mortgage and other loans underlying our mortgage-backed or other asset-backed securities;
Changes in governmental regulations, tax rates and similar matters;
Availability of investment opportunities in real estate-related and commercial finance assets;
The degree and nature of our competition;
The adequacy of our cash reserves and working capital; and
The timing of cash flows, if any, from our investments.

Business Overview
Exchange / Ticker NYSE : “RSO”
144A Offering March 2005                            $214.8 million
Initial Public Offering – February 2006    27.6 million
Follow-on Offering – December 2006 103.0 million
Market Capitalization
(1)
59.5 million
Trust preferred – May / September 2006 50.0 million
Investment Portfolio 2.0 billion
Externally managed by a subsidiary of Resource America, Inc. (NASDAQ:
“REXI”)
(1)
As of December 1, 2008

Resource Capital Corporation
A commercial finance business structured as a REIT with substantial focus on commercial mortgage investments as well as commercial loans
Provides high value, customized financing solutions
Whole loans
B notes
Mezzanine loans
Bank loans
Small business loans and leases
Stated objective is to deliver a healthy dividend based on exceptional risk-
adjusted returns on equity to shareholders by providing first-class financing solutions for our customers
Committed and experienced sponsor and management team
8% ownership post offering ($12.0 million equity investment)
Long track record in creating public shareholder value
As of September 30, 2008, RCC had an investment portfolio of $2.0 billion

REIT Taxable Earnings
($ in millions)
Dividends Declared Per Share
Dividends Declared / Beginning Book Value
(annualized)
$0.39
$0.41 $0.41
$0.41
$0.41
$0.41
$0.39
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
15.8%
15.2%
13.9%
23.5%
14.2%
11.7%
16.4%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
$9.4
$10.5
$10.9
$11.4
$9.4
$9.7
$12.1
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
Stable Financial Performance

RCC –
Investment Highlights
Attractive Returns
• Declared Q3 2008 dividend of $0.39, 2008 YTD total payout of $1.21
High Yielding Portfolio
• $2.0 billion portfolio with an average yield of 6.5% (for the nine months ended
September 30, 2008)
• Predominantly secured commercial mortgages and rated secured corporate loans (over 95%)
Match Funding Principle
• Assets predominantly funded by 5 structured vehicles
• The financings had a weighted average cost of funds of 3.6% at September
30, 2008
Origination Platform
• Dedicated origination team with offices in New York and Los Angeles
• Strong loan origination of approximately $2.0 billion since 6/1/05
Disciplined Credit Culture with Proven Results
• Deep market knowledge
• Comprehensive asset and credit analysis
• Access to Resource America’s 179 investment professionals

Commercial RE Mortgage Platform
Commercial real estate and net lease market $3+ trillion
Portfolio of approximately $865 million (including CMBS) at
09/30/08
Approximately 73% of common equity and proceeds from
TRUPS invested into Commercial Real Estate (“CRE”)
Originated approximately $2.0 billion in loans since 6/1/05
Closed Two CRE Financing Structures
$845 Million of long-term dedicated capital
Weighted average cost of the two CRE Funds is LIBOR + 69 bps

Power of the RRE Platform:
Sourcing & Asset Mgmt. Capability
*Multiple property portfolio investments excluded.
RAI Offices
Real Estate Equity Investments
Distressed Real Estate Debt Investment
Performing Real Estate Debt Investments*

RCC Real Estate Team
As in its other businesses, Resource America has developed a strong team with extensive experience in the commercial real estate sector:
Edward E. Cohen
Chairman
Jonathan Z. Cohen
President & CEO
Steven J. Kessler
CFO of RAI
Joan Sapinsley
Managing Director
Debt Origination
10 Additional Professionals Dedicated to
Commercial Real Estate Lending
35 Additional Professionals Dedicated
to Commercial Real Estate
Property Acquisitions and Asset Management
David Bloom
President, Resource
Real Estate
David Bryant
CFO of RCC
Kyle Geoghegan
Managing Director
Debt Origination
Darryl Myrose
Managing Director
Debt Origination
Alan F. Feldman
CEO, Resource Real
Estate
Yuriko Iwai
Vice President
Debt Origination

CRE Portfolio Diversity
Office
22%
Multifamily
31%
Other
6%
Hotel
27%
Retail
14%
222.2 MM Hotel
$834.1 MM TOTAL
49.4 MM Other
119.1 MM Retail
182.7 MM Office
$260.7 MM Multifamily
Total Portfolio Holding Value
Based on total loan commitments as of November 6, 2008

CRE Portfolio Diversity
Mezz
24%
Whole Loan
65%
B Note
11%
$834.1 MM TOTAL
89.1 MM B note
198.0 MM Mezzanine Loan
$547.0 MM Whole loan
Total Portfolio Holding Value
Based on total loan commitments as of November 6, 2008

CURRENT MARKET DYNAMICS
The 10 year fixed rate CMBS quote is still largely absent from the market
Loan amounts, pricing and terms have all changed with a much more conservative approach across the board
Loan spreads continue to be dramatically wide
Very low transaction volumes in the new acquisition loan and refinance markets
RCC is well positioned for the temporary pull-back
Match-funded portfolio with no bullet maturities in 2008
Approximately half of the portfolio benefiting from LIBOR floors with a weighted average level of 4.76%
- a pick-up of 285 bps
The entire debt-team is now actively involved in asset and portfolio management and the portfolio is performing – in general, the portfolio is performing well
The majority of RCC’s loans are for value-add asset plays that will be sold upon stabilization – low leverage buyers of core assets remain
RCC is well positioned to take advantage of existing low cost liabilities and to make new loans in line with the current market as the existing portfolio repays
RCC amended its CRE term facility on 11-26-08 with Natixis to substantially reduce leverage and improve unrestricted liquidity.
Outstanding balance paid down by $43.8 million and reduced from $60.9 million to $17.1 million at 11-30-08
Term financing reduced to a very conservative advance rate of 38% of pledged collateral

Liquidity at 11/30/08
$76.0 Proforma total cash
11.1 Restricted cash in margin call and other accounts
26.8 Restricted cash available for investment
8.7 Capacity for future funding obligations under the 2007 CRE CDO
$29.4 Proforma unrestricted cash
4.8 Undrawn capacity under a secured term facility
10.0 Undrawn capacity under an unsecured revolving credit facility
$14.6 Unrestricted cash balances
Amount (in Millions) Description

Economic Book Value at 9/30/08
($ in thousands)
$            10.92 Economic Book Value Per Share
25,296,164 Shares outstanding as of September 30, 2008
276,183 Economic Book Value
12,885 Unrealized losses recognized in excess of value at risk – Interest Rate Swaps
24,197 Unrealized losses - CMBS Portfolio
Add:
239,101 Shareholders' equity - GAAP
As of 9.30.08 Description
* In thousands except share data

Return on Equity
(before provisions for loan losses)
17.9% 100% Aggregate (gross return)
29.1% 15.6x 1.9% Leasing Assets Net of Tax
23.5% 11.4x 23.9% Bank Loans
5.7% 0.0x 3.6% Cash and Margin Calls
16.34% 3.0x 70.6% CRE Loans and CMBS
ROE Leverage
Equity / Trups
Invested Portfolio
Based on actual results annualized for Q3 2008

June-06
September-06
December-06
March-07
June-07
September-07
December -'07
March '08
June '08
September '08

16 Equity Composition Trends 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Commercial RE Loans CMBS ABS - RMBS Bank Loans Leasing

Illustrative Portfolio Mix as of 9/30/08
Asset Allocation
Equity Allocation
Commercial
RE-Related,
44%
Commercial
Finance,
52%
Cash, 4%
Commercial
Real Estate,
73%
Commercial
Finance
25%
Leasing,
2%
The flexibility of the Resource America platform provides access to attractive investments across a variety of economic environments

RCC
Resource Capital Corp.

RCC
Resource Capital Corp.

Resource America Relationship
Resource Capital is externally managed by a subsidiary of Resource America
(Nasdaq:REXI)
Resource America is a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the financial fund management, real estate and commercial finance sectors
Resource America had approximately $18.8 billion assets under management at
06/30/08.
Resource America owned 2.0 million shares of RCC or approximately 8.0% at
6/30/08.  Primarily all of these shares were purchased
Resource America, Inc.
NASDAQ: “REXI”
Resource Financial
Fund Management
Ischus Capital
(MBS/ABS)
9 Funds, $5.9 billion
under management
Trapeza Capital
(Bank Trust Preferred)
13 Funds, $5.0 billion
under management
Apidos Capital
(Bank Loans)
12 Funds, $3.9 billion
under management
Resource Europe
Management
(Bank Loans)
1 Fund, $459 million
under management
Resource Real Estate
(Commercial Real
Estate and Loans)
2 Funds, $1.8 billion
under management
LEAF Financial Corp.
(Equipment Leasing)
$1.6 billion under
management
Resource
Capital Manager